FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 29, 2001

                          MANCHESTER TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

                           New York                0-21695       11-2312854
           (State or other jurisdiction        (Commission     (I.R.S. Employer
        of incorporation or organization)        File Number)    I.D. Number)

             160 Oser Avenue, Hauppauge, New York                   11788
             (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (631) 435-1199

          (Former name or former address, if changed since last report)


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits:

99.1 - Press Release dated August 29, 2001.

ITEM 9.  REGULATION FD DISCLOSURE

Pursuant to Regulation FD, Manchester Technologies, Inc. is filing this Form 8-K to report its issuance of a press release dated August 29, 2001, regarding its acquisition of Donovan Consulting Group, Inc. The filing of this Form 8-K is not intended to, and does not, constitute a determination by Manchester Technologies, Inc. that the information disclosed in the release is material.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:      August 29, 2001


                                  MANCHESTER TECHNOLOGIES, INC.
                                  (Registrant)

                                  By:    /s/Barry Steinberg
                                        --------------------
                                        Barry Steinberg
                                        President and Chief Executive Officer


Exhibit Index. The following exhibit is filed herewith and is incorporated herein by reference:

Exhibit No.            Item
1                      Press Release dated August 29, 2001